ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
Exhibit 99.3
Fee Revenues
(1)
1Q09 1Q10 Type
Proxy
Equities 25.6 $     27.6 $     RC
Stock Record Position Growth 5% -7%
Pieces 24.1 28.8
Mutual Funds 15.3 $     20.8 $     ED
Pieces 21.5 34.0
Contests/Specials 7.3 $       8.0 $       ED
Pieces 6.9 10.7
Total Proxy 48.2 $     56.4 $
Total Pieces 52.5 73.5
Notice and Access Opt-in % 26% 46%
Suppression % 46% 46%
Interims Mutual Funds
(Annual/Semi-Annual Reports/Annual Prospectuses) 19.1 $     21.6 $     RC
Position Growth 6% 1%
Pieces 107.7 110.8
Mutual Funds
(Supplemental Prospectuses) & Other
14.3 $     9.5 $       ED
Pieces 85.8 54.3
Total  Interims 33.4 $     31.1 $
Total Pieces 193.5 165.1
Transaction Transaction Reporting 31.6 $     29.0 $     RC
Reporting
Fulfillment
Post-Sale Fulfillment 17.3 $     19.8 $     RC
Pre-Sale Fulfillment 8.9 $       8.2 $       ED
Total Fulfillment 26.2 $     28.0 $
Other
Other - Recurring - $       2.5 $       RC
Communications Other –Event-Driven
(2)
8.8 $       10.6 $     ED
Total Other 8.8 $       13.1 $
Total Fee Revenues 148.2 $    157.6 $
Total Distribution Revenues 165.6 $    152.3 $
Total Net Revenue as reported - GAAP 313.8 $    309.9 $
Total RC Fees 93.6 $     100.5 $
Total ED Fees 54.6 $     57.1 $
FY10 Ranges
Low High
Sales 1% 1% 3% 4%
Losses 0% -1% -1% -1%
Key Net New Business 1% 0% 2% 3%
Revenue
Internal growth 2% 1% 1% 1%
Drivers
Event-Driven -1% 1% 4% 5%
Acquisitions 0% 1% 1% 1%
Distribution 3% -4% 4% 3%
TOTAL 5% -1% 12% 13%
(2) Other includes 2.7M pieces for 1Q09 and 2.2M pieces for 1Q10 primarily related to corporate actions.
(1) As of 1Q10, these items represent fee revenues only and exclude distribution revenues which are set out separately. The historical numbers have been adjusted to exclude distribution revenues.

SPS Key Segment Revenue Stats

RC= Recurring
ED= Event-Driven

Segment		Line item	1Q09	1Q10	Type
Equity	Transaction-Based	Equity Trades	$ 66.0	$ 68.9	RC
		Internal Trade Volume (1)	*1,465*	*1,467*	
		Internal Trade Growth	*3%*	*0%*	
		Trade Volume (Average Trades per Day in '000) (2) (3)	*1,546*	*1,496*	
	Non-Transaction	Other Equity Services	$ 45.4	$ 46.2	RC
		Total Equity	$ 111.4	$ 105.1	
Fixed Income	Transaction-Based	Fixed Income Trades	$ 14.2	$ 12.6	RC
		Internal Trade Volume (1)	*265*	*246*	
		Internal Trade Growth	*25%*	*-5%*	
		Trade Volume (Average Trades per Day in '000) (3)	*265*	*253*	
	Non-Transaction	Other Fixed Income Services	$ 7.6	$ 6.6	RC
		Total Fixed Income	$ 21.8	$ 19.1	
		Total Net Revenue as reported - GAAP	$ 133.2	$ 124.2	
Key Revenue Drivers		Sales	*5%*	*4%*	
		Losses	*-3%*	*-4%*	
		Net New Business	*2%*	*0%*	
		Transaction & Non-transaction	*6%*	*-2%*	
		Concessions	*-2%*	*-5%*	
		Internal growth	*4%*	*-7%*	
		Acquisitions	*1%*	*0%*	
		TOTAL	*7%*	*-7%*	

Key Revenue Drivers	FY10 Ranges Low	FY10 Ranges High
Sales	*5%*	*5%*
Losses	*-5%*	*-5%*
Net New Business	*0%*	*0%*
Transaction & Non-transaction	*-3%*	*-1%*
Concessions	*-3%*	*-3%*
Internal growth	*-6%*	*-4%*
Acquisitions		
TOTAL	*-6%*	*-4%*

(1) 1Q09 Internal Trade Volume perviously was reported as 1,502 and 270 for Equities and Fixed Income, respectively. These numbers were adjusted to reflect Losses and Sales in order to present consistent business for the purpose calculating internal trade growth.
(2) Equity Trade volume adjusted to excludes trades processed under fixed priced contracts. Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue.
(3) Prior Year's trade volume re-stated for comparability.

Broadridge

COS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
1Q09 1Q10 Type
Clearing
Net Interest Income 5.2 $         2.3 $         RC
Average Margin Debits 880.1 $       559.7 $
Clearing Fees/Other 11.8 $       17.4 $       RC
Trade Volume (Average Trades per Day in '000) 47.3 77.2
Outsourcing Outsourcing 6.2 $         5.9 $         RC
# of Clients 6 7
Total Net Revenue as reported - GAAP 23.2 $       25.6 $       FY10 Ranges
Low High
Sales 10% 28% 13% 15%
Losses -6% -5% -4% -4%
Net New Business 4% 23% 9% 11%
Key
Non-interest Internal Growth 3% 5% -2% -1%
Revenue
Concessions -1% -5% -4% -4%
Drivers
Internal growth (Net Excl. Interest) 2% 0% -7% -7%
Federal Funds -9% -5% -2% -2%
Other Net Interest Income (Primarily Balances) -3% -8% -2% -1%
Net Interest Income -12% -13% -4% -3%
Acquisitions / Divestitures / Other 0% 0% -17% -18%
TOTAL -6% 10% -19% -17%